Exhibit 99.2

TPG Pace and Accel Entertainment Announce Clairvest Director

Clairvest is rolling 100% of its existing investment in Accel

Accel will appoint Ken Rotman to its Board of Directors

FORT WORTH, Texas & CHICAGO – November 6, 2019 – TPG Pace Holdings Corp. (“TPG Pace”) (NYSE: TPGH, TPGH.U, TPGH.WS), a special-purpose acquisition company sponsored by an affiliate of TPG, and Accel Entertainment, Inc. (“Accel” or the “Company”), a leading gaming-as-a-service provider, are pleased to announce their intention to appoint Ken Rotman, Chief Executive Officer and Managing Director at Clairvest Group Inc. (TSX: CVG) (“Clairvest”), to Accel’s Board of Directors, consistent with the terms of the amended Transaction Agreement. Mr. Rotman’s appointment is a result of Clairvest’s election to receive TPG Pace stock in connection with the acquisition of Accel by TPG Pace. Clairvest, one of the most seasoned investors in the gaming sector with over 20 years of experience investing in gaming assets, is the largest Accel shareholder and will be the largest shareholder of the combined company going forward. Mr. Rotman will join the Accel Board of Directors upon the closing of the transaction.

“We are pleased to welcome Ken to the Accel Board,” said Karl Peterson, President and CEO of TPG Pace. “Ken brings to our Board decades of business building experience and financial acumen that will be valuable as Accel continues to deliver on its long-term growth strategy as a publicly traded company later this year. We appreciate the opportunity to work closely with Ken and look forward to his contributions.”

Ken Rotman commented, “Having initially invested in Accel in 2016, Clairvest has a deep understanding of the company’s unique value proposition and opportunities present in the market. We view Accel as one of the most exciting gaming opportunities in North America today. Accordingly, we are pleased to remain a significant shareholder in the combined Accel / TPG Pace company at the close of the transaction, and will be rolling 100% of our existing investment. I look forward to this new phase for Accel and to working with the other board members and management team constructively as we create meaningful value.”

Mr. Rotman earned a B.A. from Tufts University, an M.Sc. from the London School of Economics and an M.B.A. from New York University. He is currently a member of the Clairvest board of directors and numerous private companies (including several Clairvest portfolio companies) and charitable organizations.

Mr. Rotman’s appointment will be effective upon the closing of the transaction, at which point he will join the previously announced Accel Board members, all of whom remain subject to any applicable regulatory approvals. In addition to Mr. Rotman, the Accel Board will be comprised of: Karl Peterson, TPG Pace President and CEO (Chairman of the Board); Andy Rubenstein, Accel Co-Founder and CEO; Gordon Rubenstein, Accel Co-Founder; David “Buzz” Ruttenberg, Founder and Chairman Emeritus, Belgravia Group; Eden Godsoe, VP of operations at Zeus Living; and Kathleen Philips, former CFO and Chief Legal Officer of Zillow Group.

About Accel

Accel is the largest terminal operator of slot machines and amusement equipment in the Illinois video gaming market. Starting in October 2012, Accel has been dedicated to providing top of the line care and service to more than 2,200 locations and customers across the state.

About TPG

TPG is a leading global alternative asset firm founded in 1992 with more than $108 billion of assets under management and offices in Austin, Beijing, Boston, Dallas, Fort Worth, Hong Kong, Houston, London, Luxembourg, Melbourne, Moscow, Mumbai, New York, San Francisco, Seoul, and Singapore. TPG’s investment platforms are across a wide range of asset classes, including private equity, growth equity, real estate, credit, and public equity. TPG aims to build dynamic products and options for its investors while also instituting discipline and operational excellence across the investment strategy and performance of its portfolio. For more information, visit www.tpg.com.

About TPG Pace Group and TPG Pace Holdings

TPG Pace Group is TPG’s dedicated permanent capital platform. TPG Pace Group has a long-term, patient, and highly flexible investor base, allowing it to seek compelling opportunities that will thrive in the public markets. TPG Pace Group has sponsored three special purpose acquisition companies (“SPACs”) and raised more than $2 billion since 2015. The first of these vehicles, Pace Holdings Corp., was used to sponsor the public listing of Playa Hotels and Resorts in March 2017 (NASDAQ: PLYA). The second, TPG Pace Energy Holdings Corp., was used to sponsor the public listing of Magnolia Oil & Gas Corporation in July 2018 (NYSE: MGY). For more information, visit www.tpg.com/tpg-pace-holdings.

Media Contacts

For TPG
Luke Barrett / Courtney Power 415 743-1550
media@tpg.com

For Accel
Eric Bonach
Abernathy MacGregor 212-371-5999
ejb@abmac.com

Additional Information and Where to Find It

TPG Pace has filed with the SEC a registration statement (the “Registration Statement”), which was declared effective on October 29, 2019 and which includes a proxy statement/prospectus with respect to TPG Pace’s securities to be issued in connection with the proposed business combination contemplated by the amended Transaction Agreement (the “Business Combination”). The Registration Statement and the accompanying definitive proxy statement/prospectus contains important information about the proposed Business Combination and related matters. COMPANY SHAREHOLDERS ARE URGED AND ADVISED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS. The Registration Statement, the definitive proxy statement/prospectus, other relevant materials and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, shareholders will be able to obtain free copies of the Registration Statement by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com.

Participants in the Solicitation

TPG Pace, Accel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the TPG Pace’s shareholders in connection with the proposed Business Combination. Information about TPG Pace’s directors and executive officers is set forth in TPG Pace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 13, 2019. These documents are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: TPG Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: pace@tpg.com. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Company shareholders in connection with the proposed Business Combination are set forth in the Registration Statement for the proposed Business Combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination is included in the Registration Statement that TPG Pace has filed with the SEC.

Forward Looking Statements

This Current Report includes “forward looking statements” as defined within the Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included in this Current Report regarding the proposed Business Combination, TPG Pace’s ability to consummate the Business Combination, the benefits of the Business Combination and the future financial performance of TPG Pace following the Business Combination, as well as TPG Pace’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. Forward-looking statements may be identified by the use of words such as “could,” “should,” “will,” “may,” “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction Agreement and the proposed Business Combination; (2) the risk that the proposed Business Combination disrupts current plans and operations of Accel or its subsidiaries or TPG Pace as a result of the announcement and consummation of the Business Combination; (3) the inability to complete the proposed Business Combination; (4) litigation relating to the Business Combination; (5) the inability to complete the private placements as set forth in the Subscription Agreements; (6) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (7) the inability to successfully retain or recruits officers, key employees, or directors following the Business Combination; (8) effects on Pace’s public securities’ liquidity and trading; (9) the market’s reaction to the Business Combination; (10) the inability to meet the NYSE’s listing standards following the consummation of the Business Combination; (11) the lack of a market for TPG Pace’s securities; (12) TPG Pace’s and Accel’s financial performance following the Business Combination; (13) costs related to the proposed Business Combination; (14) changes in applicable laws or regulations; (15) the possibility that TPG Pace or Accel may be adversely affected by other economic, business, and/or competitive factors; (16) the possibility that the expected benefits of Accel’s acquisition of 100% of the outstanding membership interests of Grand River Jackpot, LLC may not occur; and (17) other risks and uncertainties indicated from time to time in the Registration Statement, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by TPG Pace. You are cautioned not to place undue reliance upon any forward looking statements, which speak only as of the date made. Forward-looking statements included in this Current Report speak only as the date of this Current Report, TPG Pace undertakes no commitment to update or revise the forward looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and applicable regulations in the Cayman Islands.

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